UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05328
                                                    --------------

                            CIM High Yield Securities
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                        400 W. Market Street, Suite 3300
                              Louisville, KY 40202
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Cindy Cameron
                       INVESCO Institutional, (N.A.) Inc.
                        400 W. Market Street, Suite 3300
                              Louisville, KY 40202
               ---------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 502-561-3210
                                                           -------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2004
                                            ------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:



                                                           CIM
--------------------------------------------------------------------------------

                                                           HIGH YIELD SECURITIES

                                                                   Annual Report
                                                               December 31, 2004

[GRAPHIC OMITTED] INVESCO


                 CIM HIGH YIELD SECURITIES - 2004 ANNUAL REPORT

      We are pleased to provide this annual report for CIM High Yield Securities (the "Fund") as of December 31, 2004. The following pages contain a listing of the Fund's holdings as well as the financial statements for the year.


MARKET REVIEW

      High Yield markets ended the year much as they had most months in 2004: positively performing in almost all sectors and ratings classes. The JPM Global High Yield index returned 1.37% in December, bringing YTD totals to an astounding 13.8% -- a figure that few experts were predicting at the beginning of the year.

      This performance drove spreads dramatically tighter after a brief pause in April/May to end the year at 3.5bps. Along with decreased yields of the 5 and 10 year Treasury, these spreads have now reached near-historic lows.

      Calendar year 2004 also saw a record pace of new issuance with 583 issues coming to market representing $158.2 billion. It's remarkable that the market was able to absorb such a large pace of new issuance in 2004 and still perform as well as it did. This fact speaks to the huge level of assets searching for yield and coming to the market. However, those assets did not come from US retail investors: US High Yield mutual fund flows were flat on the year and negative in December. The mixed amount of assets that have flowed to US High Yield mutual funds speaks to the nature of new High Yield assets in 2004 -- while flows were heavy, they were not coming from the US retail investor, but from global sources including most notably, Asia.

      During calendar year 2004 the Fund's return at net asset value was 11.19%, versus an average return of 17.06% for its peer group (Lipper High Current Yield Leverage Funds). Considering our consevative approach, we were pleased to have participated in the broad-based market rally of 2004 to the extent that we did. As High Yield spreads grind lower, we are cognizant that the market has reached territory of record lows. We have concluded that the portfolio's strategy for 2005 will be more neutral toward ratings classes, with a redoubled effort on individual credit analysis. The environment we are about to enter will favor our ability to distinguish between winners and losers in our credit universe.


OUTLOOK

      The 12 month rolling default rate is now at 2.9% and projected to decrease for the next 5 months. It should also be noted that the ratio of corporations being upgraded to those downgraded is positive: that is, S&P and Moody's are upgrading more companies than they are downgrading. We also track cash levels, which through re-financings and deleveraging are at record highs. Finally, the stocks of companies that use high yield on their balance sheets have also improved. We consider this a leading indicator of future bond performance.

      We believe the High Yield market will continue to outperform government and investment grade bonds as low yields and excellent credit conditions push investors into spread products. The search for yield will likely continue to drive spreads down further in the coming one to two months, but not forever. As spreads grind lower, we are cognizant that the market is in record low
spread-level   territory.   We  believe  that   because  of   excellent   credit
fundamentals, the lower duration of the High Yield asset class, and higher coupons, we should be able to weather a UST shock and end the year in positive performing territory.


                                               INVESCO Institutional (N.A.) Inc.

                             INVESCO PRIVACY NOTICE

At INVESCO 1, we recognize that you have entrusted with us your personal and financial data and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us and we have established a policy to maintain the privacy of the information you share with us.


PERSONAL INFORMATION WE COLLECT

In the normal course of serving clients, we collect personal information about you, which may include:

      o Information we receive from you (such as your name and address) from your account application, investment management agreement or other documents you may deliver to us.

      o Information about your investment transactions with us.


PERSONAL INFORMATION WE MAY DISCLOSE

We do not sell any information to any third parties. However, we occasionally disclose nonpublic personal information about you to affiliates and non-affiliates only as permitted by law or regulation. Specifically, we may disclose nonpublic personal information including:

      o Information to service providers in order to process your account transactions.

      o Your name and address to companies that assist us with mailing statements to you.

      o Information in connection with legal proceedings, such as responding to a subpoena.

The organizations that receive client information act on our behalf and use the information only to provide the services that we have asked them to perform for you and us. As emphasized above, we do not provide client or former client information including names, addresses, or client lists to outside companies except in furtherance of our business relationship with you, or as otherwise permitted by law.

Access to nonpublic personal information is restricted to employees who need to access that information to provide products or services to clients. To guard our clients' nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. A client's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media.

We consider privacy a fundamental right of clients and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former clients.


1 This Privacy Notice applies to members of INVESCO Institutional (N.A.), Inc. of AMVESCAP PLC's family of investment adviser subsidiaries: INVESCO Institutional (N.A.), Inc., INVESCO Private Capital, Inc., INVESCO Senior Secured Management, Inc., and INVESCO Global Asset Management (N.A.), Inc.

CIM HIGH YIELD FUND
PORTFOLIO SUMMARY (% OF TOTAL INVESTMENTS)
DECEMBER 31, 2004
(UNAUDITED)

CORPORATE BONDS AND NOTES
   Lodging and Casinos ..................................                7.0%
   Utilities ............................................                6.3%
   Wireless Communications ..............................                6.0%
   Cable and Satellite Television .......................                5.5%
   Wireline .............................................                5.5%
   Chemicals and Plastics ...............................                5.4%
   Publishing & Printing ................................                4.9%
   Industrial Machinery/Components ......................                4.7%
   Consumer Products ....................................                3.9%
   Building and Development .............................                3.9%
   Financial Intermediaries .............................                3.6%
   Oil and Gas ..........................................                3.4%
   Food/Drug Retailers ..................................                3.2%
   Pipe Lines/Ex Natural Gas ............................                3.2%
   Health Care ..........................................                3.0%
   Auto Parts & Accessories .............................                2.9%
   Containers/Packaging .................................                2.9%
   Paper & Forest Products ..............................                2.3%
   Leisure Goods, Activities, Movie .....................                1.6%
   Broadcasting .........................................                1.5%
   Office/Business Equipment ............................                1.3%
   Ecological Services and Equipment ....................                1.2%
   Electronics/Electric .................................                1.2%
   Food Service .........................................                1.1%
   Aerospace/Defense ....................................                1.0%
   Steel ................................................                0.9%
   Airlines .............................................                0.8%
   Retail ...............................................                0.8%
   Equipment Leasing ....................................                0.7%
   Software/services ....................................                0.6%
   Agricultural Production - Crops ......................                0.6%
   Personal Services ....................................                0.6%
   Marine Transportation ................................                0.6%
   Property - Casualty Insurance ........................                0.5%
   Insurance ............................................                0.3%
FOREIGN BONDS ...........................................                2.2%
FOREIGN GOVERNMENT SECURITIES ...........................                1.5%
SHORT TERM OBLIGATIONS ..................................                3.4%
                                                                       ------
TOTAL ...................................................              100.0%
                                                                       ======

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                             -----------
CORPORATE BONDS AND NOTES -- 120.3%
             LODGING AND CASINOS -- 9.1%
$100,000     Aztar Corp., Sr. Sub. Notes, 7.875%, 06/15/14 ......................................     $   110,750
 250,000     Felcor Lodging LP., Sr. Notes, 9.000%, 06/01/11^ ...................................         284,375
 275,000     Global Cash Account Finance, Sr. Sub Notes, 8.750%, 03/15/12 .......................         297,687
 100,000     Hard Rock Hotel, Inc., Sr. Notes, 8.875%, 06/01/13 .................................         111,000
 200,000     Host Marriott LP., Sr. Notes, 7.125%, 11/01/13 .....................................         214,750
 200,000     Jacobs Entertainment, Sr. Notes, 11.875%, 02/01/09 .................................         227,000
 175,000     Majestic Star Casino LLC., Sr. Notes, 9.500%, 10/15/10 .............................         186,375
 175,000     OED Corp./Diamond Jo, Sr. Notes, 8.750%, 04/15/12 ..................................         172,375
 150,000     Resort International Hotel/Casino, Sr. Notes, 11.500%, 03/15/09 ....................         177,000
 175,000     River Rock Entertainment, Sr. Notes, 9.750%, 11/01/11 ..............................         197,094
 140,000     Riviera Holdings Corp., Sr. Notes, 11.000%, 06/15/10 ...............................         157,150
 225,000     Seneca Gaming Corp., Sr. Notes, 7.250%, 05/01/12 ...................................         237,938
 200,000     Wheeling Island Gaming, Sr. Notes, 10.125%, 12/15/09 ...............................         214,000
                                                                                                      -----------
                                                                                                        2,587,494
                                                                                                      -----------
             UTILITIES -- 8.1%
 200,000     AES Corporation, Sr. Notes, 9.000%, 05/15/15** .....................................         230,000
 104,000     AES Corporation, Sr. Notes, 8.750%, 06/15/08 .......................................         114,400
 300,000     Allegheny Energy Supply, Sr. Notes, 8.250%, 04/15/12**^ ............................         336,750
 150,000     Aquila Inc., Sr. Notes, 9.950%, 02/01/11^ ..........................................         170,625
 400,000     Calpine Corp., Sr. Notes, 8.500%, 07/15/10** .......................................         345,000
 200,000     CMS Energy Corp., Sr. Notes, 9.875%, 10/15/07 ......................................         224,500
  75,000     Dynegy Holding, Inc., Sr. Notes, 10.125%, 07/15/13** ...............................          86,250
 200,000     Midwest Generation Ll C., Sr. Notes, 8.750%, 05/01/34 ..............................         228,000
 350,000     NRG Energy Inc., Sr. Notes, 8.000%, 12/15/13** .....................................         383,250
  75,000     PSEG Energy Holding, Sr. Notes, 10.000%, 10/01/09 ..................................          89,062
 100,000     Texas Genco LLC Financing, Sr. Notes, 6.875%, 12/15/14** ...........................         103,875
                                                                                                      -----------
                                                                                                        2,311,712
                                                                                                      -----------
             CHEMICALS AND PLASTICS -- 7.0%
 275,000     Equistar Chemical Funding, Sr. Notes, 10.625%, 05/01/11 ............................         320,375
 215,000     Huntsman ICI Chemicals Ltd., Sr. Sub. Notes, 10.125%, 07/01/09 .....................         227,362
  75,000     Huntsman International LLC., Sr. Sub. Notes, 7.375%, 01/01/15** ....................          75,562
 175,000     Innophos Inc., Sr. Sub. Notes, 8.875%, 08/15/14** ..................................         189,875
 350,000     Lyondell Chemical Co., Sr. Sub. Notes, 10.875%, 05/01/09 ...........................         371,875
 100,000     Nalco Company, Sr. Sub. Notes, 8.875%, 11/15/13 ....................................         110,250
 200,000     Rhodia SA, Sr. Sub. Notes, 8.875%, 06/01/11 ........................................         202,500
 100,000     Rockwood Specialities GRP., Sr. Sub. Notes, 10.625%, 05/15/11 ......................         115,500
 100,000     Rockwood Specialties GRP., Sr. Sub. Notes, 7.500%, 11/15/14** ......................         104,250
 250,000     Sovereign Specialty Chemicals, Sr. Sub. Notes, 11.875%, 03/15/10 ...................         269,063
                                                                                                      -----------
                                                                                                        1,986,612
                                                                                                      -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                             -----------
             CORPORATE BONDS AND NOTES -- (CONTINUED)
             WIRELESS COMMUNICATIONS -- 7.8%
$250,000     Alamosa Delaware, Inc., Sr. Notes, 8.500%, 01/31/12 ................................     $   274,375
 100,000     American Tower Corp., Sr. Notes, 7.250%, 12/01/11 ..................................         106,500
 100,000     American Tower Corp., Sr. Notes., 7.125%, 10/15/12** ...............................         102,750
 275,000     Crown Castle International Corp., Sr. Notes, 7.500%, 12/01/13 ......................         297,000
 100,000     IWO Escrow Co., Sr. Notes, 6.320%, 01/15/12**^ .....................................         101,250
 350,000     Nextel Communications, Sr. Notes, 7.375%, 08/01/15 .................................         386,750
 171,000     Nextel Partners, Inc., Sr. Notes, 12.500%, 11/15/09 ................................         194,512
 150,000     Nextel Partners, Inc., Sr. Notes, 8.125%, 07/01/11 .................................         167,250
 250,000     Rogers Wireless, Inc., Sr. Sub. Notes, 8.000%, 12/15/12** ..........................         265,625
 150,000     Rural Cellular Corp., Sr. Notes, 9.875%, 02/01/10 ..................................         153,375
 150,000     Western Wireless Corp., Sr. Notes, 9.250%, 07/15/13 ................................         163,875
                                                                                                      -----------
                                                                                                        2,213,262
                                                                                                      -----------
             CABLE AND SATELLITE TELEVISION -- 7.1%
 250,000     Cablevision Systems Corp., Sr. Notes, 8.000%, 04/15/12** ...........................         268,125
 350,000     Charter Communications Holdings II,, 10.250%, 09/15/10 .............................         372,750
 200,000     Charter Communications Holdings, Sr. Notes, 10.750%, 10/01/09 ......................         183,000
 350,000     Charter Communications Holdings, Sr. Notes, 10.250%, 01/15/10 ......................         308,875
 100,000     CSC Holdings, Inc., Sr. Notes, 7.250%, 07/15/08 ....................................         106,000
 150,000     GCI Inc., Sr. Notes, 7.250%, 02/15/14 ..............................................         150,750
 125,000     Insight Midwest, Sr. Notes, 10.500%, 11/01/10 ......................................         137,500
 150,000     Lodgenet Entertainment, Sr. Sub. Notes, 9.500%, 06/15/13 ...........................         166,500
 100,000     Mediacom LLC., Sr. Notes, 9.500%, 01/15/13 .........................................         100,875
 200,000     NTL Cable PLC., Sr. Notes, 8.750%, 04/15/14** ......................................         226,500
                                                                                                      -----------
                                                                                                        2,020,875
                                                                                                      -----------
             WIRELINE -- 7.2%
 200,000     AT & T Corp., Sr. Notes, 9.050%, 11/15/11^ .........................................         231,250
 200,000     Cincinnati Bell, Inc., Sr. Sub. Notes, 8.375%, 01/15/14 ............................         203,500
 150,000     Level 3 Communications, Sr. Notes, 11.250%, 03/15/10 ...............................         126,750
 175,000     MCI Inc., Sr. Sr. Notes, 8.735%, 05/01/14^ .........................................         188,562
 275,000     Panamsat Corp., 9.000%, 08/15/14** .................................................         308,344
 200,000     Qwest Capital Funding, Sr. Notes, 7.900%, 08/15/10 .................................         203,000
 675,000     Qwest Capital Funding, Sr. Notes, 7.000%, 08/03/09 .................................         669,938
 100,000     Qwest Communications International, Sr. Notes, 7.250%, 02/15/11** ..................         103,000
                                                                                                      -----------
                                                                                                        2,034,344
                                                                                                      -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                             -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
             PUBLISHING & PRINTING -- 6.3%
$100,000     American Media Operation, Sr. Sub. Notes, 8.875%, 01/15/11 .........................     $   106,875
 100,000     American Media Operation, Sr. Sub. Notes, Series B, 10.250%, 05/01/09 ..............         105,875
 250,000     Cenveo Corp., Sr. Sub. Notes, 7.875%, 12/01/13 .....................................         233,750
 200,000     Dex Media Inc., Sr. Notes, 8.000%, 11/15/13 ........................................         217,500
 147,000     Dex Media West, Sr. Sub Notes, Series B, 9.875%, 08/15/13 ..........................         170,152
 200,000     Houghton Mifflin Co., Sr. Sub. Notes, 9.875%, 02/01/13 .............................         220,000
 100,000     Mail Well I, Corp. (Cenveo Corp.), Sr. Notes, 9.625%, 03/15/12 .....................         110,250
 400,000     Vertis, Inc., Sr. Notes, Series B, 10.875%, 06/15/09 ...............................         436,000
 200,000     WDAC Subsidiary Corp., Sr. Notes, 8.375%, 12/01/14** ...............................         198,250
                                                                                                      -----------
                                                                                                        1,798,652
                                                                                                      -----------
             INDUSTRIAL MACHINERY/COMPONENTS -- 6.1%
 200,000     Case New Holland Inc., Sr. Notes, 9.250%, 08/01/11** ...............................         223,500
  50,000     Dresser Rand Group Inc., Sr. Sub. Notes, 7.375%, 11/01/14** ........................          51,250
 150,000     Dresser, Inc., Sr. Sub. Notes, 9.375%, 04/15/11 ....................................         165,000
 100,000     JLG Industries, Inc., Sr. Sub Notes, 8.375%, 06/15/12 ..............................         107,500
 250,000     Mueller Group Inc., Sr. Sub. Notes, 10.000%, 05/01/12 ..............................         273,750
 200,000     Sensus Metering Systems, Sr. Sub. Notes, 8.625%, 12/15/13 ..........................         206,000
 150,000     Terex Corp., Sr. Sub. Notes, Series B, 10.375%, 04/01/11 ...........................         168,750
 200,000     Trimas Corp. Sr. Sub. Notes, 9.875%, 06/15/12 ......................................         213,000
 300,000     Wesco Distribution, Inc., Sr. Sub. Notes, Series B, 9.125%, 06/01/08 ...............         310,500
                                                                                                      -----------
                                                                                                        1,719,250
                                                                                                      -----------
             CONSUMER PRODUCTS -- 5.0%
 250,000     Amscan Holdings Inc., Sr. Sub. Notes, 8.750%, 05/01/14 .............................         251,250
 100,000     B&G Foods Holding Corp., Sr. Notes, 8.000%, 10/01/11 ...............................         107,000
 175,000     Chattem Inc., Sr. Sub. Notes, 7.000%, 03/01/14 .....................................         181,125
 100,000     Jostens IH Corp., Sr. Sub. Notes, 7.625%, 10/01/12** ...............................         104,500
 225,000     Playtex Products, Inc. Sr. Sub Notes, 9.375%, 06/01/11 .............................         241,312
 275,000     Samsonite Corp., Sr. Sub. Notes, 8.875%, 06/01/11 ..................................         299,063
 225,000     Sealy Mattress Co., Sr. Sub. Notes, 8.250%, 06/15/14 ...............................         239,625
                                                                                                      -----------
                                                                                                        1,423,875
                                                                                                      -----------
             BUILDING AND DEVELOPMENT -- 5.0%
 200,000     Associated Materials, Inc., Sr. Sub. Notes, 9.750%, 04/15/12 .......................         224,500
 225,000     Ply Gem Industries Inc., Sr. Sub Notes, 9.000%, 02/15/12 ...........................         229,500
 175,000     THL Buildco (Nortek Inc.) Sr. Sub Notes, 8.500%, 09/01/14** ........................         183,750
 200,000     US Concrete Inc., Sr. Sub. Notes, 8.375%, 04/01/14 .................................         216,500
 300,000     WCI Communities, Inc., Sr. Sub. Notes, 9.125%, 05/01/12 ............................         334,500
 200,000     William Lyon Homes, Sr. Notes, 10.750%, 04/01/13 ...................................         225,750
                                                                                                      -----------
                                                                                                        1,414,500
                                                                                                      -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                             -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
             FINANCIAL INTERMEDIARIES -- 4.7%
$350,000     Americredit Corp., Sr. Notes, 9.250%, 05/01/09 .....................................     $   377,125
 250,000     BCP Crystal Holdings, Sr. Sub. Notes, 9.625%, 06/15/14** ...........................         283,125
 200,000     Refco Finance Holdings,, 9.000%, 08/01/12** ........................................         220,000
 200,000     Thornburg Mortgage, Sr. Sub. Notes, 8.000%, 05/15/13 ...............................         213,500
 200,000     Western Financial Bank, Sr. Sub. Notes, 9.625%, 05/15/12 ...........................         229,000
                                                                                                      -----------
                                                                                                        1,322,750
                                                                                                      -----------
             OIL AND GAS -- 4.4%
 100,000     Chesapeake Energy Corp., Sr. Notes, 7.000%, 08/15/14 ...............................         107,000
 250,000     Ferrellgas Partners L.P., Sr. Notes, 8.750%, 06/15/12 ..............................         273,750
 250,000     Sesi LLC., Sr. Notes, 8.875%, 05/15/11 .............................................         275,000
 250,000     Swift Energy Co., Sr. Sub. Notes, 9.375%, 05/01/12 .................................         281,250
 300,000     Transmontaigne, Inc., Sr. Sub. Notes, 9.125%, 06/01/10 .............................         327,000
                                                                                                      -----------
                                                                                                        1,264,000
                                                                                                      -----------
             FOOD/DRUG RETAILERS -- 4.2%
 225,000     Di Giorgio Corp., Sr. Notes, Series B, 10.000%, 06/15/07 ...........................         226,125
 275,000     Great Atlantic & Pacific Tea Co., Sr. Notes, 9.125%, 12/15/11 ......................         259,187
 100,000     Ingles Markets, Inc., Sr. Sub. Notes, 8.875%, 12/01/11 .............................         107,500
 225,000     Jean Coutu Group PJC Inc., Sr. Sub. Notes, 8.500%, 08/01/14** ......................         231,750
 150,000     Rite Aid Corp., Sr. Notes, 9.250%, 06/01/13 ........................................         152,250
 200,000     Strater Bros Holdings, Inc., 8.125%, 06/15/12 ......................................         212,500
                                                                                                      -----------
                                                                                                        1,189,312
                                                                                                      -----------
             PIPE LINES/EX NATURAL GAS -- 4.1%
 100,000     El Paso CGP. Co., Sr. Notes, 7.625%, 09/01/08 ......................................         105,000
 450,000     El Paso Corp., Sr. Notes, 7.875%, 06/15/12 .........................................         473,062
 200,000     El Paso Production Holding, Sr. Notes, 7.750%, 06/01/13 ............................         210,500
 150,000     Sonat, Inc., Sr. Notes, 7.625%, 07/15/11 ...........................................         156,000
 200,000     William Co., Inc., Sr. Notes, 8.125%, 03/15/12 .....................................         232,000
                                                                                                      -----------
                                                                                                        1,176,562
                                                                                                      -----------
             HEALTH CARE -- 3.8%
  50,000     HCA Inc., Sub. Notes, 6.750%, 07/15/13 .............................................          52,050
 200,000     Iasis Healthcare Corp., Sr. Sub. Notes, 8.750%, 06/15/14 ...........................         219,000
 200,000     Insight Health Services, Sr. Sub. Notes, Series B, 9.875%, 11/01/11 ................         203,000
 175,000     Tenet Healthcare Corp., Sr. Notes, 9.875%, 07/01/14** ..............................         191,625
 100,000     Triad Hospitals, Inc., Sr. Sub. Notes, 7.000%, 11/15/13 ............................         102,750
 100,000     Vanguard Health Holding II, Sr. Sub. Notes, 9.000%, 10/01/14** .....................         107,500
 100,000     VWR International Inc., Sr. Sub Notes, 8.000%, 04/15/14** ..........................         107,250
 100,000     VWR International Inc., Sr. Sub. Notes, 8.000%, 04/15/14 ...........................         107,250
                                                                                                      -----------
                                                                                                        1,090,425
                                                                                                      -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                             -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
             AUTO PARTS & ACCESSORIES -- 3.8%
$150,000     CSK Auto Inc., Sr. Notes, 7.000%, 01/15/14 .........................................     $   147,937
 200,000     Delco Remy International, Inc., Sr. Sub. Notes, 11.000%, 05/01/09 ..................         214,000
 100,000     Dura Operating Corp., Sr. Sub. Notes, Series B, 8.625%, 04/15/12 ...................         104,500
 250,000     Goodyear Tire & Rubber Sr. Notes, 7.857%, 08/15/11 .................................         255,000
 125,000     Navistar International, Sr. Notes, 7.500%, 06/15/11 ................................         134,688
 175,000     Tenneco Automotive, Inc., Sr. Notes, Series B, 10.250%, 07/15/13 ...................         207,375
 200,000     Venture Holdings Trust, Sr. Notes, 11.000%, 06/01/07+ ..............................           9,000
                                                                                                      -----------
                                                                                                        1,072,500
                                                                                                      -----------
             CONTAINERS/PACKAGING -- 3.7%
 200,000     Berry Plastic, Sr. Sub. Notes, 10.750%, 07/15/12 ...................................         230,000
 225,000     Constar International, Sr. Sub Notes, 11.000%, 12/01/12 ............................         234,563
 100,000     Graham Packaging Co., Sr. Notes, 8.500%, 10/15/12** ................................         105,500
 250,000     Plastipak Holdings, Inc., Sr. Notes, 10.750%, 09/01/11 .............................         282,500
 200,000     Solo Cup Company Sr. Sub. Notes, 8.500%, 02/15/14 ..................................         209,000
                                                                                                      -----------
                                                                                                        1,061,563
                                                                                                      -----------
             PAPER & FOREST PRODUCTS -- 3.0%
 200,000     Appleton Papers Inc., Sr. Notes, 8.125%, 06/15/11 ..................................         216,500
 100,000     Boise Cascade LLC., Sr. Sub. Notes, 7.125%, 10/15/14** .............................         106,250
 175,000     Graphic Packaging International Sr. Sub. Notes, 9.500%, 08/15/13 ...................         199,938
 125,000     Millar Western Forest, Sr. Notes, 7.750%, 11/15/13 .................................         134,375
 100,000     Tembec Industries, Inc., Sr. Notes, 8.625%, 06/30/09 ...............................         101,000
 100,000     Tembec Industries, Inc., Sr. Notes, 8.500%, 02/01/11 ...............................         101,000
                                                                                                      -----------
                                                                                                          859,063
                                                                                                      -----------
             LEISURE GOODS, ACTIVITIES, MOVIE -- 2.1%
 100,000     LCE Acquisition Corp., 9.000%, 08/01/14** ..........................................         108,750
 175,000     NCL Corp., Sr. Notes, 10.625%, 07/15/14** ..........................................         175,875
 300,000     Six Flags, Inc., Sr. Notes, 9.625%, 06/01/14 .......................................         303,000
                                                                                                      -----------
                                                                                                          587,625
                                                                                                      -----------
             BROADCASTING -- 1.9%
  75,000     New Skies Satellites NV., Sr. Sub. Notes, 9.125%, 11/01/12** .......................          76,875
 100,000     Nexstar Finance Inc., Sr. Sub. Notes, 7.000%, 01/15/14 .............................          99,500
 200,000     Rainbow National Services LLC., Sr. Notes, 8.750%, 09/01/12** ......................         220,500
 125,000     Sinclair Broadcast Group, 8.000%, 03/15/12 .........................................         133,438
                                                                                                      -----------
                                                                                                          530,313
                                                                                                      -----------
             OFFICE/BUSINESS EQUIPMENT -- 1.7%
 125,000     Danka Business Systems, Sr. Notes, 11.000%, 06/15/10 ...............................         133,125
 300,000     Xerox Corp., Sr. Notes, 9.750%, 01/15/09 ...........................................         354,000
                                                                                                      -----------
                                                                                                          487,125
                                                                                                      -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                             -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
             ECOLOGICAL SERVICES AND EQUIPMENT -- 1.5%
$300,000     Allied Waste North America, Inc., Sr. Notes, Series B, 9.250%, 09/01/12 ............     $   326,250
 100,000     Casella Waste Systems, Sr. Sub. Notes, 9.750%, 02/01/13 ............................         111,000
                                                                                                      -----------
                                                                                                          437,250
                                                                                                      -----------
             ELECTRONICS/ELECTRIC -- 1.5%
 100,000     Amkor Technologies Inc., Sr. Notes, 7.125%, 03/15/11 ...............................          94,500
 200,000     Celestica, Inc., Sr. Sub. Notes, 7.875%, 07/01/11 ..................................         215,500
 125,000     New Asat Finance LTD., Sr. Notes, 9.250%, 02/01/11** ...............................         114,063
                                                                                                      -----------
                                                                                                          424,063
                                                                                                      -----------
             FOOD SERVICE -- 1.4%
 200,000     Buffets, Inc., Sr. Sub. Notes, 11.250%, 07/15/10 ...................................         215,000
 175,000     Friendly Ice Cream Corp., Sr. Notes, 8.375%, 06/15/12 ..............................         172,594
                                                                                                      -----------
                                                                                                          387,594
                                                                                                      -----------
             AEROSPACE/DEFENSE -- 1.4%
 100,000     BE Aerospace, Inc., Sr. Sub. Notes, Series b, 8.875%, 05/01/11 .....................         105,000
 150,000     BE Aerospace, Sr. Sub. Notes, Series B, 8.000%, 03/01/08 ...........................         150,937
 125,000     K & F Acquisition, Inc., Sr. Sub. Notes, 7.750%, 11/15/14** ........................         129,688
                                                                                                      -----------
                                                                                                          385,625
                                                                                                      -----------
             STEEL -- 1.2%
 100,000     Ak Steel Corp. Sr. Notes, 7.875%, 02/15/09 .........................................         102,375
 100,000     International Steel Group, Sr. Notes, 6.500%, 04/15/14 .............................         107,750
 125,000     Ryerson Tull Inc., Sr. Notes, 8.250%, 12/15/11** ...................................         126,875
                                                                                                      -----------
                                                                                                          337,000
                                                                                                      -----------
             AIRLINES -- 1.1%
 125,000     Continental Airlines, Inc., Sr. Notes, 8.000%, 12/15/05 ............................         122,500
 100,000     Delta Airlines, Sr. Notes, 7.700%, 12/15/05 ........................................          93,000
 100,000     Northwest Airlines, Inc., Sr. Notes, 9.875%, 03/15/07 ..............................          90,750
                                                                                                      -----------
                                                                                                          306,250
                                                                                                      -----------
             RETAIL -- 1.0%
 100,000     Finlay Fine Jewelry Corp., Sr. Notes, 8.375%, 06/01/12 .............................         108,500
 175,000     Petro Shopping Center, Sr. Notes, 9.000%, 02/15/12 .................................         185,938
                                                                                                      -----------
                                                                                                          294,438
                                                                                                      -----------
             EQUIPMENT LEASING -- 0.9%
 125,000     United Rentals Inc., Sr. Sub. Notes, 7.000%, 02/15/14 ..............................         117,500
 150,000     United Rentals N.A. Inc., Sr. Sub. Notes, 7.750%, 11/15/13 .........................         147,750
                                                                                                      -----------
                                                                                                          265,250
                                                                                                      -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                             -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
             SOFTWARE/SERVICES -- 0.8%
$200,000     UGS Corp., Sr. Sub. Notes, 10.000%, 06/01/12** .....................................     $   228,500
                                                                                                      -----------
             AGRICULTURAL PRODUCTION - CROPS -- 0.8%
 200,000     Hines Nurseries, Inc.. Sr. Notes, 10.250%, 10/01/11 ................................         219,500
                                                                                                      -----------
             PERSONAL SERVICES -- 0.8%
 100,000     Service Corp. International, Sr. Notes, 7.700%, 04/15/09 ...........................         108,500
 100,000     Service Corp. International, Sr. Notes, 7.700%, 04/15/09 ...........................         108,500
                                                                                                      -----------
                                                                                                          217,000
                                                                                                      -----------
             MARINE TRANSPORTATION -- 0.7%
 100,000     General Maritime, Sr. Notes, 10.000%, 03/15/13 .....................................         115,500
 100,000     Great Lakes Dredge & Dock, Sr. Sub Notes, 7.750%, 12/15/13 .........................          91,500
                                                                                                      -----------
                                                                                                          207,000
                                                                                                      -----------
             PROPERTY - CASUALTY INSURANCE -- 0.7%
 175,000     Crum & Forster Holding Corp., Sr. Notes, 10.375%, 06/15/13 .........................         196,000
                                                                                                      -----------
             INSURANCE -- 0.4%
 100,000     Fairfax Financial Holdings, Sr. Notes, 7.750%, 04/26/12 ............................         102,500
                                                                                                      -----------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $32,103,290) ...............................................................      34,159,784
                                                                                                      -----------
FOREIGN BONDS -- 2.9%
             FOREST PRODUCTS & PAPER -- 1.1%
 300,000     Kappa Beheer BV, Sr. Sub. Notes, 10.625%, 07/15/09 (Netherlands) ...................         319,500
                                                                                                      -----------
             CONTAINERS/PACKAGING -- 0.9%
 225,000     Crown Euro Holdings SA., Sr. Notes, 10.875%, 03/01/13 (France) .....................         267,187
                                                                                                      -----------
             CHEMICALS AND PLASTICS -- 0.6%
 150,000     Acetex Corp., Sr. Notes, 10.875%, 08/01/09 (Canada) ................................         163,875
                                                                                                      -----------
             UTILITIES -- 0.3%
 100,000     Calpine Corp., Sr. Notes, 8.500%, 05/01/08 (Canada) ................................          82,500
                                                                                                      -----------
             TOTAL FOREIGN BONDS
               (Cost $776,775) ..................................................................         833,062
                                                                                                      -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                             -----------
FOREIGN GOVERNMENT SECURITIES -- 2.0%
             FOREIGN SOVEREIGN -- 2.0%
$ 360,000    ARG Boden, 2.008%, 08/03/12^ .......................................................     $   308,111
   71,000    Republic of Brazil, 11.000%, 08/17/40 ..............................................          84,330
  100,272    Republic of Brazil, Series C, 8.000%, 04/15/14 .....................................         103,259
   70,000    Republic of Peru, 4.500%, 03/07/17^ ................................................          66,036
                                                                                                      -----------
             TOTAL FOREIGN GOVERNMENT SECURITIES
               (Cost $465,301) ..................................................................         561,736
                                                                                                      -----------
SHORT TERM OBLIGATIONS -- 4.3%
  115,000    United States Treasury Bill, 1.900%***, 01/13/05 ...................................         114,927
  230,000    United States Treasury Bill, 1.710%***, 01/13/05 ...................................         229,869
  310,000    United States Treasury Bill, 1.620%***, 01/13/05 ...................................         309,833
  580,000    United States Treasury Bill, 1.830%***, 01/13/05 ...................................         579,646
                                                                                                      -----------
             TOTAL SHORT TERM OBLIGATIONS
               (Cost $1,234,275) ................................................................       1,234,275
                                                                                                      -----------
TOTAL INVESTMENTS (Cost $34,579,641) ..................................................     129.5%     36,788,857

LIABILITIES LESS OTHER ASSETS (NET) ...................................................     (29.5)%    (8,380,729)
                                                                                            -----     -----------
NET ASSETS ............................................................................     100.0%    $28,408,128
                                                                                            =====     ===========

   ** Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.
      These  securities  may  be  resold  in  transactions  exempt  from  registration,   normally  to  qualified
      institutional buyers. The market value of these securities is $6,525,782.
  *** Rate represents annualized yield at date of purchase.
    + Securities in default.
    ^ Variable rate security - the interest rate shown is the rate at December 31, 2004.

   At December 31, 2004, the Fund's credit quality allocation was as follows:

   STANDARD & POOR'S CREDIT RATING (UNAUDITED)
   -------------------------------
   BB .............................................    9.88%
   B ..............................................   68.98%
   CCC ............................................   15.19%
   CC .............................................    0.60%
   Not Rated ......................................    5.35%

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
     Investments, at value (Cost $ 34,579,641) .................................                     $ 36,788,857
     Cash ......................................................................                          507,138
     Interest receivable .......................................................                          701,819
     Prepaid expenses ..........................................................                           19,070
                                                                                                     ------------
        Total Assets ...........................................................                       38,016,884
                                                                                                     ------------
LIABILITIES:
     Notes payable (including accrued interest of $64,406) .....................       $9,254,406
     Payables for securities purchased .........................................          310,840
     Investment advisory fee payable ...........................................           12,236
     Administration fee payable ................................................            3,686
     Custodian fees payable ....................................................            1,160
     Accrued expenses and other payables .......................................           26,428
                                                                                       ----------
        Total Liabilities ......................................................                        9,608,756
                                                                                                     ------------
NET ASSETS .....................................................................                     $ 28,408,128
                                                                                                     ============

NET ASSETS consist of:
     Shares of beneficial interest, $0.01 per share par value,
        issued and outstanding 6,134,216 .......................................                     $     61,342
     Paid-in capital in excess of par value ....................................                       45,575,764
     Accumulated undistributed net investment income ...........................                            8,257
     Accumulated net realized loss on investments sold .........................                      (19,446,451)
     Unrealized appreciation of investments ....................................                        2,209,216
                                                                                                     ------------
        Total Net Assets .......................................................                     $ 28,408,128
                                                                                                     ============
NET ASSET VALUE PER SHARE
   ($28,408,128 / 6,134,216 shares of beneficial interest outstanding) .........                     $       4.63
                                                                                                     ============
MARKET VALUE PER SHARE .........................................................                     $       4.28
                                                                                                     ============

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
        Interest ..........................................                       $3,329,807
                                                                                  ----------
EXPENSES:
     Interest expense .....................................         $195,792
     Investment advisory fee ..............................          136,892
     Legal and audit fees .................................          129,978
     Trustees' fees and expenses ..........................           70,000
     Miscellaneous ........................................           59,687
     Administration fee ...................................           40,300
     Printing fee .........................................           27,365
     Shareholder servicing agent fees .....................           25,386
     Fund accounting fee ..................................           24,000
     Custodian fees .......................................           13,750
                                                                    --------
        Total Expenses ....................................                          723,150
                                                                                  ----------
NET INVESTMENT INCOME .....................................                        2,606,657
                                                                                  ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments sold during the period                         449,306
     Net change in unrealized appreciation/(depreciation) of
        investments during the period .....................                         (118,636)
                                                                                  ----------
                                                                                     330,670
                                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ......................................                       $2,937,327
                                                                                  ==========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2004

NET INCREASE IN CASH:
Cash flows from operating activities:
     Interest received .........................................................     $  3,322,904
     Dividends received ........................................................           11,750
     Operating expenses paid ...................................................         (564,725)
     Increase in short-term securities, net ....................................         (775,534)
     Purchases of long-term securities .........................................      (19,030,898)
     Proceeds from sales of long-term securities ...............................       20,193,473
     Interest payments on notes payable ........................................         (171,456)
                                                                                     ------------
Net cash provided by operating activities ......................................                      $ 2,985,514
                                                                                                      -----------
Cash flows from financing activities:
     Principal payments on loan ................................................          (70,000)
     Distributions paid ........................................................       (2,624,996)
                                                                                     ------------
Net cash used in financing activities ..........................................                       (2,694,996)
                                                                                                      -----------
Net increase in cash ...........................................................                          290,518
Cash -- beginning of year ......................................................                          216,620
                                                                                                      -----------
Cash -- end of year ............................................................                      $   507,138
                                                                                                      ===========

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS TO NET CASH PROVIDED BY
     OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ...........................                      $ 2,937,327
     Decrease in interest receivable ...........................................          118,274
     Decrease in dividend receivable ...........................................            5,875
     Increase in prepaid expenses ..............................................          (17,747)
     Increase in accrued interest ..............................................           24,336
     Increase in investment advisory fee payable ...............................              247
     Increase in administration fee payable ....................................              273
     Decrease in custodian fee payable .........................................             (140)
     Decrease in accrued expenses and other payables ...........................          (20,000)
     Increase in payable for securities purchased ..............................          310,840
     Amortization of discount/premium ..........................................         (119,302)
     Increase in short-term securities, net ....................................         (775,534)
     Purchases of long-term securities .........................................      (19,341,738)
     Proceeds from sales of long-term securities ...............................       20,193,473
     Net realized gain on investments sold .....................................         (449,306)
     Net change in unrealized appreciation/depreciation of investments .........          118,636
                                                                                     ------------
          Total adjustments ....................................................                           48,187
                                                                                                      -----------
Net cash provided by operating activities ......................................                      $ 2,985,514
                                                                                                      ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED            YEAR ENDED
                                                                 DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                 -----------------     -----------------

Increase in net assets from operations:
Net investment income .......................................        $ 2,606,657          $ 2,896,080
Net realized gain on investments sold during the year .......            449,306               41,526
Net change in unrealized appreciation/(depreciation) of
     investments during the year ............................           (118,636)           5,412,063
                                                                     -----------          -----------
Net increase in net assets resulting from operations ........          2,937,327            8,349,669
                                                                     -----------          -----------
Distributions to shareholders from:
     Net investment income ..................................         (2,602,643)          (2,891,837)
                                                                     -----------          -----------
        Total distributions .................................         (2,602,643)          (2,891,837)
                                                                     -----------          -----------
Fund share transactions:
     Shares issued as reinvestment of dividends .............            190,864              313,493
                                                                     -----------          -----------
Net increase in net assets from Fund share transactions .....            190,864              313,493
                                                                     -----------          -----------
Net increase in net assets ..................................            525,548            5,771,325
NET ASSETS:
Beginning of year ...........................................         27,882,580           22,111,255
                                                                     -----------          -----------
End of year .................................................        $28,408,128          $27,882,580
                                                                     ===========          ===========
Accumulated undistributed net investment income .............             $8,257               $4,243

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                 YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR      YEAR
                                 ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED     ENDED
                               12/31/04   12/31/03  12/31/02  12/31/01  12/31/00   2/31/99  12/31/98*  12/31/97   12/31/96  12/31/95
                               --------   --------  --------  --------  --------   -------  --------   --------   --------  --------
Operating performance:
Net asset value, beginning
  of year ...................    $ 4.58    $ 3.68    $ 4.25    $ 4.71    $ 6.53     $ 6.91    $ 7.96     $ 7.69    $ 7.32    $ 7.11
                                 ------    ------    ------    ------    ------     ------    ------     ------    ------    ------
Net investment income .......      0.43      0.48      0.48      0.51      0.69       0.72      0.71       0.78      0.78      0.77
Net realized and
  unrealized gain/(loss)
  on investments ............      0.05      0.90     (0.57)    (0.46)    (1.82)     (0.39)    (1.07)      0.30      0.36      0.23
                                 ------    ------    ------    ------    ------     ------    ------     ------    ------    ------
Net increase/(decrease)
  in net assets resulting
  from investment
  operations ................      0.48      1.38     (0.09)     0.05     (1.13)      0.33     (0.36)      1.08      1.14      1.00
Distributions:
Dividends from net
  investment income .........     (0.43)    (0.48)    (0.48)    (0.51)    (0.63)     (0.71)    (0.69)     (0.78)    (0.77)    (0.79)
Return of capital ...........        --        --        --#       --#    (0.06)        --        --      (0.03)       --        --
                                 ------    ------    ------    ------    ------     ------    ------     ------    ------    ------
Total from distributions ....     (0.43)    (0.48)    (0.48)    (0.51)    (0.69)     (0.71)    (0.69)     (0.81)    (0.77)    (0.79)
                                 ------    ------    ------    ------    ------     ------    ------     ------    ------    ------
Net asset value, end of
  year** ....................    $ 4.63    $ 4.58    $ 3.68    $ 4.25    $ 4.71     $ 6.53    $ 6.91     $ 7.96    $ 7.69    $ 7.32
                                 ======    ======    ======    ======    ======     ======    ======     ======    ======    ======
Market value, end of
  year** ....................    $ 4.28    $ 4.77    $ 3.64    $ 4.29    $ 4.87     $ 5.25    $ 7.19     $ 8.31    $ 8.12    $ 7.87
                                 ======    ======    ======    ======    ======     ======    ======     ======    ======    ======
Total investment return
  (net asset value) .........     11.19%    39.39%    (2.06)%    0.72%   (18.76)%     4.93%    (4.95)%    14.50%    16.46%    14.31%
                                 ======    ======    ======    ======    ======     ======    ======     ======    ======    ======
Total investment return
  (market value) ............     (1.20)%   46.15%    (4.12)%   (1.78)%    4.58%    (18.89)%   (5.45)%    13.31%    14.38%    22.72%
                                 ======    ======    ======    ======    ======     ======    ======     ======    ======    ======
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (in 000's) ................   $28,408   $27,883   $22,111   $25,293   $27,707    $38,389   $40,567    $45,848   $43,495   $40,636
Ratio of net investment
  income to average
  net assets ................      9.52%    11.47%    12.22%    11.11%    11.10%     10.76%     9.37%     10.08%    10.46%    10.32%
Ratio of operating expenses
  to average net assets (2) .      1.93%     1.58%     1.55%     1.44%     1.22%      1.02%     1.02%      1.06%     1.10%     1.14%
Portfolio turnover rate (1) .      55.1%     70.1%     40.2%     75.2%    118.8%      98.0%     62.4%     154.5%    172.2%     79.9%


(1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales of portfolio securities for a period and dividing it by the monthly average value of such securities during the last 13 months, excluding short term securities.
(2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 2.64%,
    2.21%, 2.37%, 3.17%, 3.89%, 3.13%, 2.98%, 3.06%, 3.19% and 3.52% for the years ended December 31, 2004, 2003, 2002, 2001, 2000,
    1999, 1998, 1997, 1996 and 1995, respectively.
  * On May 29, 1998 the Fund entered into a new investment advisory agreement with INVESCO (NY), Inc. (now known as INVESCO
    Institutional (N.A.), Inc.) due to the acquisition of Chancellor LGT Asset Management, Inc. by AMVESCAP PLC.
 ** Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
  # Amount rounds to less than $0.005 per share.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004


1.   SIGNIFICANT ACCOUNTING POLICIES

      CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      PORTFOLIO VALUATION: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more of the independent pricing services approved by the Board of Trustees. Such securities are valued at the mean of the closing bid and closing ask prices on the exchange where primarily traded.

      Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

      FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

      CASH FLOW INFORMATION: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

      USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

      The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with INVESCO Institutional (N.A.), Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of 0.50% of the Fund's average weekly net assets.

      The Fund has also entered into an Administration and Support Agreement with PFPC Inc. ("PFPC"), to provide all administrative services to the Fund other than those related to the investment decisions. PFPC is paid a fee computed and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

      The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per board meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

      Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. PFPC serves as the Fund's shareholder servicing agent (transfer agent).

3.   PURCHASE AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government and short-term investments, during the year ended December 31, 2004, amounted to $19,341,738 and $20,033,422, respectively.

      As of December 31, 2004, net unrealized appreciation was $2,208,626, of which $2,589,587 related to unrealized appreciation of investments and $380,961 related to unrealized depreciation of investments. The cost of securities on a federal tax basis at December 31, 2004 was $34,580,231.

      The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

4.   FUND SHARES

      The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                                 YEAR ENDED                      YEAR ENDED
                                                              DECEMBER 31, 2004               DECEMBER 31, 2003
                                                            --------------------            --------------------
                                                            SHARES       AMOUNT             SHARES        AMOUNT
                                                            ------      --------            ------      --------
Issued as reinvestment of dividends ...................     42,292      $190,864            75,542      $313,493
                                                            ------      --------            ------      --------
Net increase ..........................................     42,292      $190,864            75,542      $313,493
                                                            ======      ========            ======      ========

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5.   NOTES PAYABLE

      The Fund currently has an $11 million ("commitment amount") line of credit provided by Fleet National Bank (the "Bank") under an Amended and Restated Credit Agreement (the "Agreement") dated as of September 18, 1992 and amended and restated as of May 23, 2002, as amended, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow up to the lesser of $11 million or 25% of its total assets. Interest is payable at either the federal funds rate plus 0.75% or its applicable LIBOR rate plus 0.75%, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one tenth of one percent per annum of the average daily unused commitment amount. At December 31, 2004, the Fund had borrowings of $9,190,000 outstanding under this Agreement. During the year ended December 31, 2004, the Fund had an average outstanding daily balance of $9,059,169 with an average rate of 2.11% and average debt per share of $1.48. For the year ended December 31, 2004, interest expense totaled $195,792 under this Agreement.


6.   CAPITAL LOSS CARRYFORWARD

      Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

      At December 31, 2004, the Fund had available for Federal tax purposes unused capital loss carryforwards of $2,303,012, $133,391, $4,838,652, $7,509,786, $4,573,327 and $87,693 expiring in 2006, 2007, 2008, 2009, 2010 and
2011, respectively.


7.   RISK FACTORS

      The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (below investment-grade bonds). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund will provide notice to shareholders at least 60 days prior to any change in its policy of investing primarily (at least 80% of its total assets under normal circumstances) in "high yield", high risk fixed income securities. The Fund's use of leverage also increases exposure to capital risk. The Fund may invest 2-3% of its assets in emerging markets. Emerging markets may be subject to a substantially greater degree of social, political, and economic instability than is the case in domestic markets.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8.   DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid for the year ended December 31, 2004 and year ended 2003 are as follows:


                                                         2004           2003
                                                      ----------     ----------
DISTRIBUTIONS PAID FROM:
Ordinary income ..................................    $2,602,643     $2,891,837
                                                      ----------     ----------
Total ............................................    $2,602,643     $2,891,837
                                                      ==========     ==========


      As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Capital loss carryforwards                                         $(19,445,861)
Undistributed net investment income                                       8,257
Unrealized appreciation                                               2,208,626
                                                                   ------------
Total accumulated deficit                                          $(17,228,978)
                                                                   ============


      The components of accumulated earnings/deficit on a tax basis differ from book basis as a result of wash sales.


9.   INDEMNIFICATION CONTINGENCIES

      In the normal course of business, the Fund enters into contracts that provide for general indemnifications to the counterparties to those contracts. The Fund's maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

CIM HIGH YIELD SECURITIES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Shareholders and Board of Trustees
CIM High Yield Securities

     We have audited the accompanying statement of assets and liabilities of CIM High Yield Securities (the "Fund"), including the portfolio of investments, as of December 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods ended prior to December 31, 2001, were audited by other auditors whose report thereon dated February 2, 2001, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CIM High Yield Securities at December 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                           /s/ ERNST & YOUNG LLP

February 14, 2005
Philadelphia, Pennsylvania

CIM HIGH YIELD SECURITIES
ADDITIONAL FUND INFORMATION (UNAUDITED)



         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Additional information about the Funds' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-331-1710.

                                                                                             NUMBER
                                            TERM OF                                      OF PORTFOLIOS
                                           OFFICE AND                                       IN FUND
                          POSITION(S)      LENGTH OF                                        COMPLEX
                           HELD WITH          TIME            PRINCIPAL OCCUPATION(S)      OVERSEEN        OTHER DIRECTORSHIPS
NAME, ADDRESS 1, AND AGE   THE FUND          SERVED           DURING PAST FIVE YEARS      BY TRUSTEE         HELD BY TRUSTEE
------------------------  -----------   ----------------  -----------------------------  -------------  ----------------------------

TRUSTEES:
---------
DR. DONALD RATAJCZAK      Chairman      Term: 2002-2005;  Consulting Economist                 1        Director, Assurance America
Age: 62                    of the           Trustee       (self-employed), April                        (auto insurance); Director,
                          Board of        since 1987.     2003-present; Former Chairman                 Ruby Tuesday, Inc.
                          Trustees                        and CEO of Brainworks                         (restaurant); Director,
                                                          Ventures, an enterprise and                   Morgan, Keegan & Company
                                                          asset management business from                (investment firm) until
                                                          April 2000 to April 2003;                     March 30, 2001, remains a
                                                          Former Director, Economic                     consulting economist;
                                                          Forecasting Center, Georgia                   Director, Crown Crafts
                                                          State University from July                    (consumer products company);
                                                          1973 to June 2000; Professor,                 Director, TBC Corporation
                                                          Georgia State University                      (tire marketing and
                                                          (retired June 30, 2000).                      distribution company);
                                                                                                        Director, Citizens
                                                                                                        Bancshares Corp. (Community
                                                                                                        Bank); Director, Regan
                                                                                                        Holdings (insurance
                                                                                                        marketing company).


ROBERT G. WADE, JR.       Trustee          Term:          Consultant to INVESCO, Inc.          1        N/A
Age.: 78                                 2002-2005;       from November 1996 to December
                                          Trustee         1998; retired in 1998.
                                         since 1987.

-----------
1 The address for each Trustee is 1166 Avenue of the Americas, 27th Floor, New York, NY 10036.

CIM HIGH YIELD SECURITIES
ADDITIONAL FUND INFORMATION (UNAUDITED)

                                                                                             NUMBER
                                            TERM OF                                      OF PORTFOLIOS
                                           OFFICE AND                                       IN FUND
                          POSITION(S)      LENGTH OF                                        COMPLEX
                           HELD WITH          TIME            PRINCIPAL OCCUPATION(S)      OVERSEEN        OTHER DIRECTORSHIPS
NAME, ADDRESS 1, AND AGE   THE FUND          SERVED           DURING PAST FIVE YEARS      BY TRUSTEE         HELD BY TRUSTEE
------------------------  -----------   ----------------  -----------------------------  -------------  ----------------------------
TRUSTEES:
---------
JOHN F. NICKOLL           Trustee          Term:          Director, Chairman, President        1        Chairman of Wells Fargo
Age: 70                                  2003-2006;       and Chief Executive Officer of                Business Credit.
                                          Trustee         The Foothill Group Inc., a
                                        since 1987.       commercial finance and asset
                                                          management company.



DR. BRUCE H. OLSON        Trustee           Term:         Professor of Finance,                1        N/A
Age: 70                                  2004-2007;       Miami University (Ohio).
                                          Trustee
                                        since 1987.

----------------
1 The address for each Trustee is 1166 Avenue of the Americas, 27th Floor, New York, NY 10036.

CIM HIGH YIELD SECURITIES
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)




                            POSITION
                           HELD WITH     TERM OF OFFICE AND                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE     THE FUND     LENGTH OF TIME SERVED                             DURING PAST FIVE YEARS
----------------------    -----------   ------------------------    ----------------------------------------------------------------
OFFICERS:
---------
A. GEORGE BAUMANN 2       President     Term: Until successor is    Head of Institutional Fixed Income at INVESCO since January
Age: 48                                   elected; Since 2002.      2001; President and CEO of PRIMCO Capital Management, January
                                                                    1998-December 2000; President of PRIMCO Capital Management,
                                                                    1995-1998.



CINDY M. CAMERON 2        Treasurer     Term: Until successor is    Deputy Finance Director, INVESCO North America since January
Age: 40                                   elected; Since 2002.      2004; Chief Financial Officer of INVESCO's Institutional Fixed
                                                                    Income Division January 2000-December 2003; Controller of PRIMCO
                                                                    Capital Management, January 1996-December 1999.



JEFFREY H. KUPOR 3        Secretary     Term: Until successor is    General Counsel, INVESCO Institutional (N.A.), Inc., since
Age: 37                                   elected; Since 2003.      December 2003; Asst. General Counsel of AMVESCAP Group Services,
                                                                    Inc., January 2002-December 2003; General Counsel and Secretary,
                                                                    Z-Tel Technologies, Inc., November 1999-December 2001; Counsel
                                                                    of AIM Management Group Inc., January 1998-November 1999.

----------------
1 The address for each Trustee is 1166 Avenue of the Americas, 27th Floor, New York, NY 10036.
2 The address for these officers is 400 W. Market St., Suite 3300, Louisville, KY  40202-1662.
3 The address for this officer is 1360 Peachtree Street, NE, Suite 100, Atlanta, GA 303463.

To Shareholders of CIM High Yield Securities (the "Fund")
About the Fund's Dividend Reinvestment Plan


     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders of the Fund ("Shareholders") whose shares are registered in their own name will automatically have all dividends and other distributions reinvested in additional shares of the Fund by PFPC (the "Agent") as agent under the Plan, unless such Shareholder terminates participation in the Plan as provided below. Shareholders whose shares are registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will not participate in the Plan unless the requisite election is made by the broker-dealer and only if such a service is provided by the broker-dealer. Shareholders who own Fund shares registered in Street Name and who desire that their distributions be reinvested should consult their broker-dealers. Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the Shareholder by the Agent.

     Whenever the Fund declares a capital gains distribution or an income dividend payable in shares or cash, participating Shareholders will take such distribution or dividend entirely in shares and the Agent shall automatically receive such shares, including fractions, for the Shareholder's account, except in the circumstances described in the paragraph below.

     Whenever the market price of the shares on the record date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Fund at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting or other costs which the Fund would otherwise be required to incur to raise additional capital. If net asset value exceeds the market price of Fund shares at such time or if the Fund should declare a dividend or other distribution payable only in cash, the Agent will buy Fund shares in the open market, on the American Stock Exchange (the "Exchange") or elsewhere, for the Shareholder's account. If before the Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     For all purposes of the Plan: (a) the market price of the Fund shares on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date and (b) net asset value per Fund shares on a particular date shall be as determined by or on behalf of the Fund.

     The Fund will not charge participants for reinvesting dividends or distributions. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, Shareholders will be charged a pro rata share of brokerage commissions incurred by the Agent on all open market purchases. In addition, Shareholders requesting certificates or redeeming shares issued under the Plan will be charged a $5.00 service fee by the Agent.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Distributions of net investment income and net realized capital gains, if any, will be taxable, whether received in cash or reinvested in shares under the Plan. When distributions are received in the form of shares issued by the Fund (as opposed to purchased on the open market) under such Plan, however, the amount of the distribution deemed to have been received by participating Shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating Shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

     A Shareholder may terminate participation in the Plan at any time by notifying the Agent in writing. Such termination will become effective immediately if notice is received by the Agent not less than 10 business days before the next following dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend paid for such record date has been credited to the Shareholder's account. Upon any termination the Agent will, upon the request of the Shareholder, cause a certificate or certificates for the full shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him. If, upon termination, the Shareholder requests a certificate for shares held in the account, a $5.00 service fee will be charged to the Shareholder by the Agent. If the Shareholder elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of her or his shares and remit the proceeds to her or him, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions for this transaction from the proceeds.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution for which the record date is at least 90 days after written notice of the change is sent to the participants in the Plan.

     Information concerning the Plan may be obtained by calling PFPC Inc. at 1-800-331-1710, or by writing the Fund, c/o PFPC Inc., 101 Federal Street, Boston, MA 02110.

CIM HIGH YIELD SECURITIES
SHAREHOLDER VOTING RESULTS (UNAUDITED)


     At the Annual Meeting of Shareholders, held on October 9, 2004, the following matter was voted on and approved:


     The election of the following Trustee:

                TRUSTEE                         FOR             ABSTAINED
                -------                         ---             ---------
                Dr. Bruce H. Olson          5,579,412*           77,869

                   *Represents  91.13%  of the  outstanding  shares of the Fund.


PROXY VOTING POLICY AND VOTINGRECORD

      A description of the policies and procedures used by the fund's adviser in determining how to vote proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-331-1710. It is also available on the SEC's website at WWW.SEC.GOV.

      In addition, the Fund's complete proxy voting record for the 12 months ended June 30, 2004 is available without charge, upon request, by calling toll free 1-800-331-1710. It is also available on the SEC's website at WWW.SEC.GOV.


QUARTERLY PORTFOLIO DISCLOSURE

      The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund's Form N-Q is available, without charge, upon request, by calling toll free 1-800-331-1710.

This report is sent to shareholders of CIM High Yield Securities for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.


For Additional Information about
CIM High Yield Securities
Call 1-800-331-1710.




CIM 3192 12/04



ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that Donald Ratajczak, a member of the Registrant's Audit Committee, meets the definition of an audit committee financial expert as defined in the instructions to Item 3 of Form N-CSR. In addition, Dr. Ratajczak is an "independent" member of the Audit Committee, as defined in the instructions to Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------
     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $35,000 in 2004 and $32,500 in 2003.

Audit-Related Fees
------------------
     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
         (a) of this Item were $0 in 2004 and $0 in 2003.

Tax Fees
--------
     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 in 2004 and $0 in 2003.

All Other Fees
--------------
     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2004 and $0 in 2003.

     (e)(1) The Audit Committee Charter provides that the Audit Committee shall pre-approve, or establish pre-approval policies and procedures concerning, the following: all audit and permitted non-audit services to be provided the Fund, and all permitted non-audit services to be provided by the Fund's independent accountant to the adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund, except that de minimis non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit; and ensure that the Board is fully informed about any findings or recommendations of the independent accountant.

             The Audit Committee has not established pre-approval policies and procedures; therefore, the full Audit Committee pre-approves each of the audit and non-audit services to be provided by the principal accountant.


     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) N/A

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0% (zero).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $9,115,917 for 2004 and $5,754,520 for 2003.

     (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are:
Dr. Bruce H. Olson, John F. Nickoll,  Dr. Donald Ratajczak,  and Robert G. Wade,
Jr.


ITEM 6. SCHEDULE OF INVESTMENTS.

The registrant's Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


The Proxy Voting Policies are attached herewith.



                                     INVESCO

                              PROXY VOTING POLICIES

                                       AND

                                   PROCEDURES


                                                                February 1, 2003

                                 GENERAL POLICY

INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

INVESCO is regulated by various state and federal laws, such as the investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.


                                   BACKGROUND

ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.


                               PROXY VOTING POLICY

Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.


                                 PROXY COMMITTEE

The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.


The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.

                                  PROXY MANAGER

The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.


                              CONFLICTS OF INTEREST

In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2)
taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.


                             PROXY VOTING PROCEDURES

The Proxy Manager will:

  o  Vote proxies;

  o Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

  o Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

  o If requested, provide to clients a report of the proxies voted on their behalf.


                             PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

     I.   Corporate Governance

     INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

     INVESCO will generally vote FOR

       o  Annual election of directors

       o  Appointment of auditors

       o Indemnification of management or directors or both against negligent or unreasonable action

       o  Confidentiality of voting

       o  Equal access to proxy statements

       o  Cumulative voting

       o  Declassification of Boards

       o  Majority of Independent Directors

     INVESCO will generally vote AGAINST

       o Removal of directors from office only for cause or by a supermajority vote

       o  "Sweeteners" to attract support for proposals

       o  Unequal voting rights proposals ("superstock")

       o  Staggered or classified election of directors

       o Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

       o  Proposals to vote unmarked proxies in favor of management

       o  Proposals to eliminate existing pre-emptive rights

     II.  Takeover Defense and Related Actions

     INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

     INVESCO will generally vote FOR

       o  Fair price provisions

       o Certain increases in authorized shares and/or creation of new classes of common or preferred stock

       o  Proposals to eliminate greenmail provisions

       o  Proposals to eliminate poison pill provisions

       o  Proposals to re-evaluate or eliminate in-place "shark repellents"

     INVESCO will generally vote AGAINST

       o Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

       o Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

     III. Compensation Plans

     INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans.
     INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

     INVESCO will generally vote FOR

       o  Stock option plans and/or stock appreciation right plans

       o Profit incentive plans provided the option is priced at 100% fair market value

       o Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

       o  Profit sharing, thrift or similar savings plans

     INVESCO will generally vote AGAINST

       o Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

       o Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

       o Proposals creating an unusually favorable compensation structure in advance of a sale of the company

       o Proposals that fail to link executive compensation to management performance

       o Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

       o Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

       o Adoption of a stock purchase plan at less than 85% of fair market value

     IV.  Capital Structure, Classes of Stock and Recapitalization

     INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

     INVESCO will generally vote FOR

       o  Proposals to reincorporate or reorganize into a holding company

       o Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

     INVESCO will generally vote AGAINST

       o  Proposals designed to discourage mergers and acquisitions in advance

       o Proposals to change state of incorporation to a state less favorable to shareholders' interests

       o  Reincorporating in another state to implement anti-takeover measures

     V.   Social Responsibility

     INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

     INVESCO will generally vote FOR

       o  International Labor Organization Principles

       o Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

       o  Expanding EEO/Social Responsibility Reporting


                                 RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.



Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES
-----------------------------------------------------------------------------------------------------------------------
                                                    (C) TOTAL NUMBER OF SHARES             (D) MAXIMUM NUMBER (OR
              (A) TOTAL NUMBER    (B) AVERAGE      (OR UNITS) PURCHASED AS PART     APPROXIMATE DOLLAR VALUE) OF SHARES
               OF SHARES (OR     PRICE PAID PER     OF PUBLICLY ANNOUNCED PLANS    (OR UNITS) THAT MAY YET BE PURCHASED
 PERIOD       UNITS) PURCHASED   SHARE (OR UNIT)           OR  PROGRAMS                 UNDER THE PLANS OR PROGRAMS
-----------------------------------------------------------------------------------------------------------------------
Month #1      N/A                N/A               N/A                             N/A
7/1/04-
7/31/04
-----------------------------------------------------------------------------------------------------------------------
Month #2      N/A                N/A               N/A                             N/A
8/1/04-
8/31/04
-----------------------------------------------------------------------------------------------------------------------
Month #3      N/A                N/A               N/A                             N/A
9/1/04-
9/30/04
-----------------------------------------------------------------------------------------------------------------------
Month #4      N/A                N/A               N/A                             N/A
10/1/04-
10/31/04
-----------------------------------------------------------------------------------------------------------------------
Month #5      N/A                N/A               N/A                             N/A
11/1/04-
11/30/04
-----------------------------------------------------------------------------------------------------------------------
Month #6      N/A                N/A               N/A                             N/A
12/1/04-
12/31/04
-----------------------------------------------------------------------------------------------------------------------
Total         N/A                N/A               N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3) Not applicable.

  (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               CIM High Yield Securities
            --------------------------------------------------------------------

By (Signature and Title)   /s/ George Baumann
                        --------------------------------------------------------
                           George Baumann, President
                           (principal executive officer)

Date              March 8, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)   /s/ George Baumann
                        --------------------------------------------------------
                           George Baumann, President
                           (principal executive officer)

Date              March 8, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)   /s/ Cindy Cameron
                        --------------------------------------------------------
                           Cindy Cameron, Treasurer
                           (principal financial officer)

Date              March 8, 2005
    ----------------------------------------------------------------------------